Consolidated Statements of Income - USD ($) shares in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Revenues:
Product sales	$ 20,944	$ 19,327	$ 18,192
Other revenues	718	736	484
Total revenues	21,662	20,063	18,676
Operating expenses:
Cost of sales	4,227	4,422	3,346
Research and development	4,070	4,297	4,083
Selling, general and administrative	4,846	4,699	5,184
Other	49	454	196
Total operating expenses	13,192	13,872	12,809
Operating income	8,470	6,191	5,867
Interest expense, net	1,095	1,071	1,022
Interest and other income, net	603	465	420
Income before income taxes	7,978	5,585	5,265
Provision for income taxes	1,039	427	184
Net income	$ 6,939	$ 5,158	$ 5,081
Earnings per share:
Basic (in usd per share)	$ 9.15	$ 6.80	$ 6.75
Diluted (in usd per share)	$ 9.06	$ 6.70	$ 6.64
Shares used in the calculation of earnings per share:
Basic (in shares)	758	759	753
Diluted (in shares)	766	770	765